Exhibit 10.12

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT

This Assignment, Assumption and Consent Agreement ("Consent Agreement") is entered into as of December 28, 2005 (the "Effective Date") by and among Sprint Spectrum L.P., a Delaware limited partnership, d/b/a/ Sprint ("Sprint"), Star Number, Inc. d/b/a Liberty Wireless., a Delaware corporation ("Liberty"), and TelePlus Wireless Corp, a Nevada corporation ("TelePlus").

                                    RECITALS

      WHEREAS, Sprint and Liberty are parties to a Private Label PCS Services Agreement with an effective date of November 17, 2005 (the "PLS Agreement"); and

      WHEREAS, Sprint has agreed to the assignment of the PLS Agreement to TelePlus, and TelePlus has agreed to assume the performance of the PLS Agreement and all liabilities and obligations thereunder; and

      WHEREAS, the parties desire to set forth in writing their understanding of such assignment and assumption of the PLS Agreement in this Assignment, Assumption and Consent Agreement.

      NOW, THEREFORE, in consideration of the above premises, the representations and covenants set forth herein, and other valuable and sufficient consideration, the parties agree to the following.

1. Assignment. Liberty does hereby grant, transfer, and assign to TelePlus all of Liberty's right, title and interest in and to the PLS Agreement. Such assignment shall be effective upon the Effective Date.

2. Assumption. TelePlus hereby accepts this assignment and hereby assumes the PLS Agreement and agrees to pay all sums and perform all covenants and obligations in accordance with their respective terms from and after the Effective Date.

3. Consent. Subject to Section 4 below, Sprint hereby consents to the assignment of the PLS Agreement from Liberty to TelePlus.

4. Security; Parent Guaranty. Within thirty (30) days of the Effective Date, TelePlus shall provide to Sprint: (a) an irrevocable, divisible, transferable, revolving letter of credit ( "LOC") on a bank chartered under the laws of the United States or any state of the United States in an amount of Four Hundred Thousand Dollars ($400,000), in the form attached hereto as Attachment 1, and (b) an executed guaranty from TelePlus' parent company that is enforceable in accordance with its terms ("Guaranty"), in the form attached hereto as Attachment 2. The terms contained in Section 7.6 of the PLS Agreement will apply to the LOC and Guaranty. Sprint's consent of the assignment of the PLS Agreement contained in Section 2 of this Consent Agreement is contingent upon delivery of the LOC and Guaranty to Sprint within the time period described herein.

5.    AMENDMENT. The PLS Agreement is hereby amended as follows:

      5.1 As of the Effective Date of this Consent Agreement, the amount of the Security required in the first paragraph of Section 7.6.1 of the PLS Agreement is reduced from $500,000 to $400,000. However, Sprint retains the right to increase or decrease the amount of the Security upon 10 days prior written notice as set forth in Section 7.6.1 of the PLS Agreement.

      5.2 Exhibit A, "Brands List" to the PLS Agreement is deleted in its entirety and replaced with a new Exhibit A attached hereto.

      5.3 Exhibit D, "Independent Representatives List" to the PLS Agreement is deleted in its entirety and replaced with a new Exhibit D attached hereto.

6. Agreement Binding. This Consent Agreement shall be binding upon the successors and permitted assigns of the parties. The parties shall execute and deliver such further and additional instruments, agreements, and other documents as may be necessary to evidence or carry out the provisions of this Consent Agreement.

7. Continued Effect of the Agreement. Except as provided for in this Consent Agreement, the PLS Agreement shall continue in full force and effect, unmodified in any way.

In witness whereof, the parties have entered into this Consent Agreement as of the Effective Date.

Sprint Spectrum L.P.                            Star Number, Inc. d/b/a
                                                Liberty Wireless


By: /s/ David Bottoms                           By: /s/ Frank C. Bennett
    ---------------------                           ------------------------

Name: David Bottoms                             Name:
      -------------------                             ----------------------

Title: Vice President, Strategic Partners       Title:
       ----------------------------------              ---------------------

I have the authority to bind the                I have the authority to bind the
Corporation                                     Corporation

Date:                                           Date:
      ------------------                              ------------------

                                                TelePlus Wireless Corp



                                                By: /s/ Marius Silvasan
                                                    -----------------------

                                                Name:
                                                      ---------------------

                                                Title:
                                                       --------------------

                                                Date:
                                                      ---------------------

                                                I have the authority to bind the
                                                Corporation

                                    EXHIBIT A

                                   BRANDS LIST

List all Brands under which Private Label Services will be sold either by Purchaser or any IR.

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      Brand Names                                     Website URLs for Brands
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                                    EXHIBIT D

                        INDEPENDENT REPRESENTATIVES LIST

List all IRs that will sell Private Label Services under the Agreement along with the Brand under which the IR will sell Private Label Service and the IRs' website URLs, if any.

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      IR Names             Brand(s) IR Will Sell Under       IRs' Website URL(s)
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

                                                                        MAY 2005

                                                                    Attachment 1

                                [Bank Letterhead]

                      IRREVOCABLE STANDBY LETTER OF CREDIT

                               _____________, 200_

                       Letter of Credit No. _____________

Sprint Spectrum L.P.

6180 Sprint Parkway
KSOPHH0316 - 3A824
Overland Park, KS  66251
Attention:  Stephanie McGowan

            Contract Manager

Re:  Irrevocable Letter of Credit No. _____________

Ladies and Gentlemen:

            At the request of and for the account of our customer _______________________ [Insert name of customer] ("Account Party"), we ("Bank") hereby establish in your favor this Irrevocable Standby Letter of Credit No. _____________ ("Letter of Credit"). This Letter of Credit is issued to you in connection with the Private Label PCS Services Agreement ("Agreement") between you and the Account Party dated November 11, 2005. This Letter of Credit authorizes you to draw on Bank an amount not exceeding in the aggregate of U.S. $400,000.00 ("Stated Amount"). Partial drawings are permitted under this Letter of Credit.

      This Letter of Credit automatically terminates on the earliest to occur ("Expiration Date") of the following:

      (i) November 11, 2008, except that on October 11, 2008 and each October 11 thereafter ("Renewal Date") that date is automatically extended to November 11 of the succeeding year, unless Bank has delivered to you by overnight courier at the address to which this Letter of Credit is addressed on or prior to the Renewal Date, a notice of non-renewal or non-replacement stating the expiration date of the Letter of Credit and Bank's intention not to renew past that date ("Non-renewal Notice");

      (ii) 120 days after the expiration of the applicable phase-out period under the Agreement; or

      the day on which this Letter of Credit is surrendered by you to Bank.

                                                                  Teleplus Draft
                                                               December 29, 2005

            Subject to the other provisions of this Letter of Credit, you may obtain the funds available under this Letter of Credit by presentment to Bank of your sight draft drawn on Bank, marked "Drawn under Irrevocable Standby Letter of Credit No. _________ dated _____________", and accompanied by the following documentation:

      (i) in case of non-payment, a signed certificate by Sprint Spectrum L.P. ("Non-payment Certificate") stating the following and accompanied by a copy of the applicable invoices:

            o     a payment default has occurred under the Agreement; and

            o the invoices for services provided in the ordinary course of business accompanying the Certificate have been presented to the Account Party and have not been paid by the Account Party in full when due; and

            o a demand for payment of $_______ [this needs to remain blank] in immediately available funds is made, which amount does not exceed the unpaid portion of the invoices accompanying the Certificate.

      (ii) in case of receipt by you from Bank of a Non-renewal Notice; a signed certificate by Sprint Spectrum L.P. ("Non-renewal Certificate") stating the following and accompanied by a copy of the Non-Renewal Notice:

            o     that you received from Bank a Non-Renewal Notice; and

            o a demand for payment of the Stated Amount minus any partial drawings that have not been replenished by Account Party.

      This Letter of Credit is governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500 ("UCP"), and, to the extent not inconsistent therewith, the laws of the State of Kansas. This Letter of Credit remains in full force and effect until it expires in accordance with its terms.

      Your sight draft accompanied by the Non-payment Certificate or the Non-renewal Certificate and a copy of the applicable documentation presented on or before the Expiration Date and in compliance with the terms and conditions of this Letter of Credit at Bank's address at _________________ [Insert Bank address] will be honored by Banks' payment to you in immediately available funds. If the required document is presented at Bank's address before 1:00 p.m., ______ [Insert applicable time zone (e.g., central; eastern) time, Bank's payment will be made no later than 1:00 p.m., _____ time the next business day; otherwise payment will be made no later than 1:00 p.m. on the second following business day.

Very Truly Yours


____________________

a ________________

By:  _____________

Name:  ___________

Its:  ______________

                                                                  Teleplus Draft
                                                               December 29, 2005

                                                                    Attachment 2

                                    Guaranty

This Guaranty ("Guaranty") is dated as of ___________, 200_ and entered into by Teleplus Enterprises, Inc., with its principal office at ________________________ ("Guarantor") in favor of Sprint Spectrum L.P., a Delaware limited partnership, d/b/a Sprint ("Sprint") and all of its affiliates.

                                   Background

A. Sprint and Teleplus Wireless Corp, a Nevada corporation (including any successor or assignee, ("TWC"), are parties to a Private Label PCS Services Agreement dated November 17, 2005 pursuant to which Sprint will sell PCS service to TWC in order for TWC to sell PCS service to end users under TWC's label, brand and marks (as amended from time to time, the "Agreement"). Unless defined in this Guaranty, all capitalized terms have the meaning given those terms in the Private Label PCS Services Agreement.

B. The obligations of Sprint under the Agreement are conditioned on, among other things, the execution and delivery by the Guarantor of this Guaranty.

C. To induce Sprint to enter into the Agreement with TWC, Guarantor has agreed to enter into this Guaranty to guaranty the financial accommodations made to and the other obligations of TWC under the Agreement. Guarantor is the parent of TWC and owns 100% of the stock of TWC and will benefit directly and indirectly from TWC entering into the Agreement.

NOW, THEREFORE, and in consideration for Sprint establishing a commercially reasonable credit limit, Guarantor agrees as follows:

                              Operative Provisions

1. Absolute, Unconditional Guaranty: The Guarantor absolutely, unconditionally, continually and irrevocably guarantees to Sprint the full, complete and timely performance by TWC of any and all obligations and liabilities due Sprint under the Agreement, including (i) payment of all amounts due, (ii) all costs of collection incurred by Sprint in collecting any amounts due or in enforcing any of its rights under the Agreement, (iii) all damages, and (iv) all indemnification obligations, in each case, whether now existing or hereafter arising ("Guaranteed Obligations"). This Guaranty is a guaranty of performance and payment when due and not of collection. This Guaranty is not conditioned on
(x) any attempt to require performance of TWC or upon any other event or contingency, and is binding upon and enforceable against the Guarantor without regard to the genuineness, regularity, validity, enforceability or waiver of the Agreement or of any term thereof or lack of power or authority of TWC to enter into the Agreement (including any changes thereto), (y) the availability of, or impairment of the value of, any collateral to Sprint, or (z) Sprint' failure to perfect its interest in any collateral. This Guaranty is not be subject to any counterclaim, setoff, deduction or defense based upon any claim Guarantor or TWC may have against Sprint, whether out of the Agreement or otherwise, and remains in full force and effect without regard to, and is not released, discharged or in any way affected by, any circumstance or condition.

                                                                  Teleplus Draft
                                                               December 29, 2005

2. Bankruptcy etc. If (i) the Agreement or TWC's obligations thereunder are terminated as a result of the rejection thereof by any trustee, receiver or liquidating agency of TWC, (ii) there is any assignment for the benefit of creditors or any bankruptcy, insolvency, reorganization or similar proceeding, or (iii) the Agreements or TWC's obligations thereunder are otherwise discharged, affected, limited or rendered unenforceable, Guarantor's obligations under this Guaranty continue to the same extent as if the Agreements or the obligations thereunder had not been so rejected, disaffirmed, or otherwise affected, limited, discharged or rendered unenforceable. Guarantor hereby waives all rights and benefits which might relieve, in whole or in part, Guarantor from the performance of its duties and obligations under this Guaranty by reason of any such proceeding and Guarantor agrees that it is liable for all of the Guaranteed Obligations irrespective of any modification, limitation or discharge of the liability of Buyer that may result from any such proceedings. If, at any time, payment of the Guaranteed Obligations is rescinded or must otherwise be returned by Sprint upon the bankruptcy, insolvency, reorganization or similar proceeding of TWC or otherwise, this Guaranty continues to be effective or is reinstated all as though that payment had not been made.

3. Waivers: Without affecting, impairing or releasing Guarantor's liability under this Guaranty, Guarantor unconditionally waives (i) all notices which may be required by statute, rule of law or otherwise, including, without limitation, notice of acceptance of this Guaranty, notice of nonpayment, demand of payment, and notice of changes to, or waivers of certain provisions of, the Agreements,
(ii) any requirement for the enforcement, assertion or exercise of any right or remedy against TWC or under the Agreements, (iii) any requirement that TWC be joined as a party to any proceeding for the enforcement of any provision of this Guaranty, and (iv) any requirement of due diligence on the part of Sprint or (v) any obligation of TWC to mitigate damages resulting from a default of TWC under the Agreements. Any and all present and future debts and obligations of TWC to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts of TWC to Sprint.

4. Financial Condition of Buyer: Guarantor is presently informed of the financial condition of TWC and agrees that it will continue to keep itself informed about that condition. Sprint is not obligated to disclose any information, financial or otherwise, it now has, or may becomes aware of in the future, to Guarantor regarding TWC.

5. Termination of Guaranty: Guarantor's obligations under this Guaranty continue in full force and effect and this Guaranty does not terminate until the Guaranteed Obligations are fully and indefeasibly paid, performed and discharged and Sprint gives Guarantor written notice of that fact.

6. Subrogation: Guarantor is prohibited from exercising any right of subrogation with respect to any payment made hereunder or otherwise, unless and until all Guaranteed Obligations are paid in full. If any payment is made to Guarantor on account of such subrogation rights at any time when all Guaranteed Obligations have not been paid in full, any amount so paid will be paid to Sprint to be applied to any of the Guaranteed Obligations.

7. Representations and Warranties: Guarantor represents and warrants and agrees that it is duly organized, validly existing and in good standing as a corporation under the laws of Canada, has the full power, authority and legal right to execute and deliver and perform its obligations under this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms. Neither the execution and delivery of this guaranty nor the fulfillment of its terms conflicts with, violates or results in a breach of (i) the articles of incorporation or bylaws of Guarantor or (ii) any other instrument, document, agreement to which Guarantor is now a party or by which it is bound.

                                                                  Teleplus Draft
                                                               December 29, 2005

8. Miscellaneous:

This Guaranty is governed by and construed in accordance with the laws of the State of Kansas, United States of America, without regard to principles of conflicts of law. GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ALL CLAIMS OR CAUSES OF ACTION (INCLUDING COUNTERCLAIMS) RELATED TO OR ARISING OUT OF THIS GUARANTY. THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS OF OR MODIFICATIONS TO THIS GUARANTY. This Guaranty is considered to be performed in Johnson County, Kansas, and any cause of action or suit based upon or arising in connection with this Guaranty must be filed in Johnson County, Kansas. Guarantor will pay Sprint' reasonable attorneys' fees and other costs, which Sprint may incur in the enforcement or collection of this Guaranty and the Guaranteed Obligations, whether or not suit is filed. Time is of the essence with respect to this Guaranty. Every provision of this Guaranty is intended to be severable. If any term or provision of this Guaranty is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the illegality, invalidity or unenforceability will not affect the validity or legality of the remainder of this Guaranty. If necessary to effect the intent of this Guaranty, Guarantor and Sprint will negotiate in good faith to amend this Guaranty to replace the unenforceable language with enforceable language which as closely as possible reflects the intent. This Guaranty sets forth the entire agreement and understanding between the Guarantor and Sprint as to the subject matters covered therein and supersede all prior agreements, oral or written, and other communications between the Guarantor and Sprint relating to the subject matter of this Guaranty. Guarantor agrees, at its expense, promptly to execute and deliver to Sprint such further documents and take such further action as Sprint may form time to time reasonably request in order to more effectively carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created in favor of Sprint. No amendment or modification of this Guaranty is valid or binding unless made in writing and signed by the duly authorized representatives of Guarantor and Sprint. No action taken by a party pursuant to this Guaranty is a waiver by that party of its or the other party's compliance with any provision of this Guaranty. No forbearance to seek a remedy is considered a waiver of any right or remedy with respect to that noncompliance. Nothing in this Guaranty confers on any third party any right or remedy. Guarantor may not assign this Guaranty without Sprint' prior written consent. This Guaranty is binding upon Guarantor and its permitted successors and assigns and inures to the benefit of and be enforceable by Sprint and its successors and assigns.

                                                      Teleplus Enterprises, Inc.

                                                      By:  _____________________

                                                      Name: ____________________

                                                      Title: ___________________

Acknowledged and Agreed:

Sprint Spectrum L.P.

By:  _____________________________

Name:  __________________________

Title:  ___________________________